UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 24, 2007

Deb Shops, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-12188	23-1913593

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9401 Blue Grass Road, Philadelphia, Pennsylvania	19114

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 676-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 24, 2007, Deb Shops, Inc. (the “Company”) issued a press release announcing its results for its first quarter ended April 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.
     The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     Use of Non-GAAP Financial Information
     To supplement the Company’s consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), the Company uses the non-GAAP measure of EBITDA (defined by the Company as net income (loss) before interest, taxes, depreciation and amortization) for the three-month period ended April 30, 2007.
     The Company’s management reviews this non-GAAP measure internally to evaluate the Company’s performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of EBITDA provides consistent and comparable measures to help investors understand the Company’s current and future operating results. The non-GAAP measure included in the press release attached hereto as Exhibit 99.1 has been reconciled to the comparable GAAP measure as required under Securities Exchange Commission rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.
     On May 24, 2007, the Company promoted Joan Nolan, 54, to the position of Vice President and Chief Accounting Officer. Ms. Nolan has been the Company’s Controller since November 1998.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit
No.	Description
99.1	Press release, dated May 24, 2007, captioned “DEB SHOPS REPORTS FIRST QUARTER RESULTS; REITERATES FISCAL 2008 GUIDANCE OF $1.55 to $1.60 PER DILUTED SHARE; ANNOUNCES APPOINTMENT OF VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER.”

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEB SHOPS, INC.
Dated: May 24, 2007	By:	/s/ Barry J. Susson
Barry J. Susson
Chief Financial Officer

EXHIBIT INDEX
The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit
No.	Description
99.1*	Press release, dated May 24, 2007, captioned “DEB SHOPS REPORTS FIRST QUARTER RESULTS; REITERATES FISCAL 2008 GUIDANCE OF $1.55 to $1.60 PER DILUTED SHARE; ANNOUNCES APPOINTMENT OF VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER.”

* Filed electronically herewith.